UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2013

BRAZIL MINERALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-180624	39-2078861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

324 South Beverly Drive, Suite 118

Beverly Hills, CA 90212

 (Address of principal executive offices, including zip code)

(213) 590-2500

(Registrant’s telephone number, including area code)

Not applicable

 (Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Cautionary Note Regarding Forward-Looking Statements

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections and may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

You are advised to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.  Other factors besides those discussed in this Current Report could also adversely affect us.

EXPLANATORY NOTE

            This Amendment No. 1 to the Current Report on Form 8-K of Brazil Mining, Inc. which was filed on May 6, 2013 is being filed for the sole purpose of filing the financial statements of Mineração Duas Barras Ltda., for the  year ended December 31, 2012 and the periods from November 14, 2011 (Date of Inception) to December 31, 2011 and December 31, 2012 and Unaudited Pro Forma Combined Financial Statements reflecting the combined financial statements of Brazil Minerals, Inc. and Mineração Duas Barras Ltda.,  as of and for the year ended December 31, 2012, as of February 29, 2012 and for the period from December 15, 2011 (Date of Inception of Brazil Minerals, Inc.) to February 29, 2012 and as of December 31, 2011 and for the period from November 14, 2011 (Date of Inception of Mineração Duas Barras Ltda.) to December 31, 2011 giving effect to the acquisition by Brazil Minerals, Inc. of a 55% equity interest in Mineração Duas Barras Ltda.,  pursuant to an Exchange Agreement dated March 23, 2013, as if the transaction had been consummated as of November 14, 2011.

Item 9.01    Financial Statements and Exhibits

 (a) Financial Statements of Businesses Acquired.

MINERAÇÃO DUAS BARRAS LTDA

(AN EXPLORATION STAGE COMPANY)

TABLE OF CONTENTS

DECEMBER 31, 2012

Report of Independent Registered Public Accounting Firm	F-1

Balance Sheets as of December 31, 2012 and 2011	F-2

Statements of Operations for the year ended
December 31, 2012 and the periods from
November 14, 2011 (Date of Inception) to December 31, 2012 and 2011	F-3

Statements of Other Comprehensive Loss for the year ended
December 31, 2012 and the periods from
November 14, 2011 (Date of Inception) to December 31, 2012 and 2011	F-4

Statement of Stockholders’ Equity for the period from
November 14, 2011 (Date of Inception) to December 31, 2012	F-5

Statements of Cash Flows for the year ended
December 31, 2012 and the periods from
November 14, 2011 (Date of Inception) to December 31, 2012 and 2011	F-6

Notes to the Financial Statements	F-7 – F-11

Silberstein Ungar, PLLC CPAs and Business Advisors

Phone (248) 203-0080

Fax (248) 281-0940

30600 Telegraph Road, Suite 2175

Bingham Farms, MI 48025-4586

www.sucpas.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

Mineração Duas Barras Ltda

Minas Gerais, CEP 39398-000, Brazil

We have audited the accompanying balance sheets of Mineração Duas Barras Ltda  (the “Company”) as of December 31, 2012 and 2011 and the related statements of operations, other comprehensive loss, stockholders’ equity, and cash flows for the year ended December 31, 2012 and the periods from November 14, 2011 (date of inception) through December 31, 2011 and 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mineração Duas Barras Ltda as of December 31, 2012 and 2011 and the results of its operations and its cash flows for the year ended December 31, 2012 and the periods from November 14, 2011 (date of inception) through December 31, 2012 and 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/ Silberstein Ungar, PLLC

Bingham Farms, Michigan

May 5, 2013

MINERAÇÃO DUAS BARRAS LTDA

(AN EXPLORATION STAGE COMPANY)

BALANCE SHEETS

AS OF DECEMBER 31, 2012 AND 2011

	December 31, 2012	December 31, 2011
ASSETS
Current Assets
Subscription receivable	$2,053	$321,708
Inventory	378,538	-
Total Current Assets	380,591	321,708

Machinery and equipment	434,861	536,180
Intangible assets	160,987	176,939
Total Assets	$976,439	$1,034,827
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Current Liabilities
Accrued expenses	$46,907	$-
Total Liabilities	46,907	-

Stockholders’ Equity
Common stock, 600,000 shares authorized; 600,000 shares issued and
outstanding as of December 31, 2012 and 2011	341,454	341,454
Additional paid-in capital	724,172	724,172
Other comprehensive loss	(124,094)	(30,799)
Deficit accumulated during the exploration stage	(12,000)	-
Total Stockholders’ Equity	929,532	1,034,827

Total Liabilities and Stockholders’ Equity	$976,439	$1,034,827

The accompanying notes are an integral part of these financial statements.

MINERAÇÃO DUAS BARRAS LTDA

 (AN EXPLORATION STAGE COMPANY)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

FOR THE PERIOD FROM NOVEMBER 14, 2011 (DATE OF INCEPTION) TO DECEMBER 31, 2011

FOR THE PERIOD FROM NOVEMBER 14, 2011 (DATE OF INCEPTION) TO DECEMBER 31, 2012

	For the year ended December 31, 2012	For the period from November 14, 2011 (Date of Inception) to December 31, 2011	For the period from November 14, 2011 (Date of Inception) to December 31, 2012

Revenues	$-	$-	$-

Operating Expenses
Professional fees	12,000	-	12,000
Total Operating Expenses	12,000	-	12,000

Loss before Provision for Income Taxes	(12,000)	-	(12,000)

Provision for Corporate Income Taxes	-	-	-

Net Loss	$(12,000)	$-	$(12,000)

Net Loss per Share: Basic and Diluted	$(0.02)	$(0.00)

Weighted Average Number of Common Shares Outstanding-Basic and Diluted	600,000	600,000

The accompanying notes are an integral part of these financial statements.

MINERAÇÃO DUAS BARRAS LTDA

 (AN EXPLORATION STAGE COMPANY)

STATEMENT OF OTHER COMPREHENSIVE LOSS

FOR THE YEAR ENDED DECEMBER 31, 2012

FOR THE PERIOD FROM NOVEMBER 14, 2011 (DATE OF INCEPTION) TO DECEMBER 31, 2011

FOR THE PERIOD FROM NOVEMBER 14, 2011 (DATE OF INCEPTION) TO DECEMBER 31, 2012

	For the year ended December 31, 2012	For the period from November 14, 2011 (Inception) to December 31, 2011	For the period from November 14, 2011 (Inception) to December 31, 2012

Net Loss	$(12,000)	$-	$(12,000)

Foreign Currency Translation
Change in cumulative translation adjustment	(93,295)	(30,799)	(124,094)
Income tax benefit (expense)	-	-	-

Total Other Comprehensive Loss	$(93,295)	$(30,799)	$(124,094)

The accompanying notes are an integral part of these financial statements.

MINERAÇÃO DUAS BARRAS LTDA

 (AN EXPLORATION STAGE COMPANY)

STATEMENT OF STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM NOVEMBER 14, 2011 (DATE OF INCEPTION) TO DECEMBER 31, 2012

					Deficit
					Accumulated
			Additional	Other	During the	Total
	Common Stock		Paid-in	Comprehensive	Exploration	Stockholders'
	Shares	Amount	Capital	Income (Loss)	Stage	Equity
Inception, November 14, 2011	-	$-	.$ -	$-	$-	$-

Common stock issued for cash	600,000	341,454	-	-	-	341,454

Assets contributed by shareholder	-	-	724,172	-	-	724,172

Other comprehensive income (loss)	-	-	-	(30,799)	-	(30,799)

Net income for the period	-	-	-	-	-	-

Balance, December 31, 2011	600,000	341,454	724,172	(30,799)	-	1,034,827

Other comprehensive income (loss)	-	-	-	(93,295)	-	(93,295)

Net loss for the year	-	-	-	-	(12,000)	(12,000)

Balance, December 31, 2012	$600,000	$341,454	$ 724,172	$ (124,094)	$ (12,000)	$ 929,532

The accompanying notes are an integral part of these financial statements.

MINERAÇÃO DUAS BARRAS LTDA

 (AN EXPLORATION STAGE COMPANY)

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2012

FOR THE PERIOD FROM NOVEMBER 14, 2011 (DATE OF INCEPTION) TO DECEMBER 31, 2011

FOR THE PERIOD FROM NOVEMBER 14, 2011 (DATE OF INCEPTION) TO DECEMBER 31, 2012

	For the year ended December 31, 2012	For the period from November 14, 2011 (Inception) to December 31, 2011	For the period from November 14, 2011 (Inception) to December 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss for the period	$(12,000)	$-	$(12,000)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Change in assets and liabilities:
Increase in accrued expenses	12,000	-	12,000
Net Cash Used in Operating Activities	0	0	0

Exchange rate effect on cash	-	-	-

Net Increase in Cash and Cash Equivalents	-	-	-

Cash and equivalents, beginning of period	-	-	-

Cash and equivalents, end of period	$0	$0	$0

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$0	$0	$0
Cash paid for income taxes	$0	$0	$0

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING INFORMATION:
Issuance of stock for subscription receivable	$0	$341,454	$341,454
Assets contributed by shareholder	$0	$724,172	$724,172
Depreciation of capital assets capitalized classified as inventory	$52,979	$0	$52,979
Reduction of subscription receivable for payment of expenses classified as inventory	$290,652	$0	$290,652
Accrued expenses classified as inventory	$34,907	$0	$34,907

The accompanying notes are an integral part of these financial statements.

MINERAÇÃO DUAS BARRAS LTDA

 (AN EXPLORATION STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Description of Business

Mineração Duas Barras Ltda. (“the Company”) was organized under the laws of the State of Minas Gerais, Federative Republic of Brazil (“Brazil”) on November 14, 2011. The Company is in the exploration stage at December 31, 2012 (which it exited in May 2013).  From inception through December 31, 2012 the Company has accumulated losses of $12,000.

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in U.S.  dollars.

Accounting Basis

The Company uses the accrual basis of accounting and accounting principles generally accepted in the United States of America (“GAAP” accounting).

Exploration Stage Company

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles related to accounting and reporting by exploration-stage companies.  An exploration-stage company is one in which planned principal operations have not commenced, or if its operations have commenced, there has been no significant revenues therefrom.  Our planned mineral property operations, which are our primary focus at this time, were still in the exploration stage at December 31, 2012. The Company exited the exploration stage in May 2013.

Fair Value of Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, loans to a related party, accrued expenses and an amount due to a director. The carrying amount of these financial instruments approximates fair value due either to length of maturity or interest rates that approximate prevailing market rates unless otherwise disclosed in these financial statements.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes. The Company's bank accounts are deposited in banks in Brazil.

Basic Income (Loss) Per Share

The Company computes loss per share in accordance with “ASC-260”, “Earnings per Share” which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period.  Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive.

Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during any of the periods shown.

MINERAÇÃO DUAS BARRAS LTDA

 (AN EXPLORATION STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company follows the liability method of accounting for income taxes.  Under this method, deferred income tax assets and liabilities are recognized for the estimated tax consequences attributable to differences between the financial statement carrying values and their respective income tax basis (temporary differences).  The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Advertising Costs

The Company’s policy regarding advertising is to expense advertising when incurred. The Company incurred advertising expense of $0 during the periods ended December 31, 2012 and December 31, 2011.

Impairment of Long-Lived Assets

The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Stock-Based Compensation

As of December 31, 2012, the Company has not issued any stock-based payments to its employees. Stock-based compensation is accounted for at fair value in accordance with ASC 718.  As of December 31, 2012, the Company has not adopted a stock option plan and has not granted any stock options.

Inventory

Inventory of raw materials is valued at the lower of cost and net realizable value.  The Company is capitalizing certain operating expenses until such time as the mineral production reaches commercial production levels. Inventory consists of capitalized costs of depreciation of $52,979 and capitalized operating expenses of $325,559.

Machinery and equipment

Machinery and equipment is recorded at cost and amortized on a straight line basis over their estimated useful lives at the following annual rates:

Vehicles - 5 years

Machinery and equipment - 10 years

MINERAÇÃO DUAS BARRAS LTDA

 (AN EXPLORATION STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

The Company will recognize revenue when products are fully delivered or services have been provided and collection is reasonably assured.

Mineral Properties

Costs of exploration, carrying and retaining unproven mineral lease properties are expensed as incurred.  Mineral property acquisition costs are capitalized including licenses and lease payments.  Although the Company has taken steps to verify title to mineral properties in which it has an interest, these procedures do not guarantee the Company's title. Such properties may be subject to prior agreements or transfers and title may be affected by undetected defects.

Impairment losses are recorded on mineral properties used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amount.

Comprehensive Income

The Company has which established standards for reporting and display of comprehensive income, its components and accumulated balances.  When applicable, the Company would disclose this information on its Statement of Stockholders’ Equity.  Comprehensive income comprises equity, except those resulting from investments by owners and distributions to owners. The Company has not had any significant transactions that are required to be reported in other comprehensive income.

Foreign Currency Translation

The Company is based in Brazil. The functional currency of the Company is the Brazilian Real and is translated to U.S. dollars using the exchange rate effective for the date reported for assets and liabilities and the average exchange rate for the period reported for revenues and expenses. Equity items are reported at their historical rates.

Other Comprehensive Income (Loss)

Comprehensive income (loss) consists of net income (loss) and other gains and losses affecting stockholder’s equity that, under GAAP, are excluded from net income (loss), including foreign currency translation adjustments, gains and losses related to certain derivative contracts, and gains or losses, prior service costs or credits, and transition assets or obligations associated with pension or other postretirement benefits that have not been recognized as components of net periodic benefit cost.

Recent accounting pronouncements

We have reviewed all recent accounting pronouncements issued to the date of the issuance of these financial statements, and we do not believe any of these pronouncements will have a material impact on the Company.

MINERAÇÃO DUAS BARRAS LTDA

 (AN EXPLORATION STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE 2 – MACHINERY AND EQUIPMENT

	Cost at December 31, 2012	Accumulated Depreciation at December 31, 2012	Net Book Value at December 31, 2012	Cost and Net Book Value at December 31, 2011
Vehicles	$41,954	$8,391	$33,563	$46,111
Machinery and equipment	445,886	44,588	401,298	490,069
Total	$487,840	$52,979	$434,861	$536,180

On November 23, 2011, the Company received machinery, equipment and vehicles as a contribution from a shareholder worth $1,000,000 Brazilian real. No depreciation was recorded on such capital assets during the fiscal period ended December 31, 2011 as the assets acquired had not been put into service. Depreciation expense as of December 31, 2012 was $52,979.

NOTE 3 – EXPLORATION RIGHTS AND MINERAL PROPERTY OPTIONS

On November 23, 2011, the Company received mining rights as a contribution by a shareholder worth $330,000 Brazilian real. The Company now owns the mining rights called “Portaria de Lavra” (mining concession) number 265, published in Brazil’s Official Federal Gazette on August 25th, 2006, and awarded by DNPM (“Departamento Nacional de Produção Mineral”, the National Mining Department, a Brazilian federal government entity) with respect to DNPM Process number 806.569/1977. The mining concession area is 170.89 hectares or approximately 422 acres. “Portaria de Lavra” is the highest level of mining right achievable; this mining concession permits mining of diamond and gold in the property. In addition to the “Portaria de Lavra”, the Company has current operating and environmental licenses issued by state authorities to operate its plant. The main office of Duas Barras is located at Fazenda Duas Barras, in the municipality of Olhos D’Agua, state of Minas Gerais, CEP 39398-000, Brazil. The CNPJ (Brazilian corporate tax identification) number of the Company is 07.950.123/0001-32.

NOTE 4 – ACCRUED EXPENSES

Accrued expenses consisted of the following as of December 31, 2012 and December 31, 2011:

	December 31, 2012	December 31, 2011
Audit and accounting fees	$12,000	$0
Officer compensation	2,439	0
Payroll taxes	32,468	0
Total Accrued Expenses	$46,907	$0

NOTE 5 – COMMON STOCK

As of December 31, 2012 the Company had 600,000 shares of common stock authorized and outstanding with a par value of $1.00 Brazilian real per share.

MINERAÇÃO DUAS BARRAS LTDA

(AN EXPLORATION STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE 6 – RELATED PARTY TRANSACTIONS

During the year ended December 31, 2012, an officer of the Company received $14,635 in compensation from the Company. As of December 31, 2012, $2,439 of this amount was considered accrued. See Note 4.

NOTE 7– INCOME TAXES

As of December 31, 2012, the Company had a net operating loss carry-forward of approximately $12,000 that may be available to reduce future years’ taxable income through 2032. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

The provision for Federal income tax consists of the following for the periods ended December 31, 2012 and 2011:

	December 31, 2012	December 31, 2011
Federal income tax benefit attributable to:
Current operations	$4,080	$-
Less: valuation allowance	(4,080)	-
Net provision for Federal income taxes	$-	$-

The cumulative tax effect at the expected rate of 34% of significant items comprising the Company’s net deferred tax amount is as follows as of December 31, 2012 and 2011:

	2012	2011
Deferred tax asset attributable to:
Net operating loss carryover	$4,080	$-
Less: valuation allowance	(4,080)	-
Net deferred tax asset	$-	$-

Net operating loss carry-forwards of $12,000 for Federal income tax reporting purposes are subject to annual limitations such that losses may be used only to the extent of 30% of current years taxable profit. The loss carry-forward balances have no expiry date.

NOTE 9 – SUBSEQUENT EVENTS

On March 14, 2013, a shareholder contributed an additional $302,000 Brazilian real. The number of shares of common stock authorized and outstanding remained at 600,000 shares and, on March 15, 2013, the par value per share was raised to $3.72 Brazilian real per share, as required under Brazilian law as a result of such contribution.

In May 2013, the Company exited the exploration stage.

In accordance with ASC Topic 855-10, the Company has analyzed its operations subsequent to December 31, 2012 to the date these financial statements were issued, and has determined that it does not have any material subsequent events to disclose in these financial statements other than those described above.

(b) Pro Forma Financial Information

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

            On April 30, 2013, Brazil Minerals, Inc. (“Brazil Minerals” or the “Company”) and Brazil Mining, Inc. (“Brazil Mining”) consummated an Exchange Agreement (the “Exchange Agreement”) pursuant to which Brazil Mining sold to a 99.99% owned Brazilian subsidiary of the Company (“BMIX Subsidiary”)  the rights to all profits, losses and appreciation or depreciation and all other economic and voting interests of any kind in a 55% equity interest (“Equity Interest”) that it has in Mineração Duas Barras Ltda., a Brazilian company (“Duas Barras”) in exchange for the issuance to Brazil Mining of 1,000,000 shares of the Company’s Common Stock (the “Transaction”).

            The following unaudited pro forma combined balance sheets and income statements are based on historical financial statements of Brazil Minerals and Duas Barras.  The unaudited pro forma combined financial statements are provided for information purposes only. The pro forma financial statements are not necessarily indicative of what the financial position or results of operations actually would have been had the acquisition been completed at the dates indicated below.  In addition, the unaudited pro forma combined financial statements do not purport to project the future financial position or operating results of the combined company.  The unaudited pro forma combined financial information has been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. For pro forma purposes:

•          The unaudited Pro Forma Combined Balance Sheets as of December 31, 2012 of the companies giving effect to the Transaction as if it had occurred on November 14, 2011.

•          The unaudited Pro Forma Combined Statement of Operations for the periods ended December 31, 2012 combines the income statements of the companies for the indicated periods, giving effect to the Transaction as if it had occurred on November 14, 2011.

•          The unaudited Pro Forma Combined Balance Sheets as of February 29, 2012 and December 31, 2011 combines the historical balance sheets of the companies as of the periods ended February 29, 2012 and December 31, 2011.

            These unaudited pro forma combined financial statements and accompanying notes should be read in conjunction with the separate audited financial statements of Brazil Minerals and Duas Barras as of and for the periods ended December 31, 2012 and February 29, 2012 and December 31, 2012 and December 31, 2011, respectively.

BRAZIL MINERALS, INC.

MINERAÇÃO DUAS BARRAS LTDA

PRO FORMA COMBINED BALANCE SHEETS (UNAUDITED)

AS OF DECEMBER 31, 2012

ASSETS	Brazil Minerals Inc. December 31, 2012	Mineração Duas Barras Ltda. December 31, 2012	Pro Forma Adjustments	Total
Current Assets
Cash and cash equivalents	$863,189	$0		$863,189
Subscriptions receivable	0	2,053		2,053
Inventory		378,538		378,538
Total Current Assets	863,189	380,591		1,243,780

Machinery and equipment	0	434,861		434,861
	0	434,861		434,861
Other Assets
Intangible assets		160,987	580,000c 800,000b	1,540,987
Loan receivable-related party	800,000	0	(800,000)b	0
Total Other Assets	800,000	0		1,540,987

TOTAL ASSETS	$1,663,189	$976,439		$3,219,628

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accrued expenses	$67,362	$46,907		$114,269
Loan from director	100	0		100
Total Current Liabilities	67,462	46,907		114,369

Total Liabilities	67,462	46,907		114,369

Stockholders’ Equity
Common stock	69,963	341,454	(341,454)a 1,000c	70,963
Additional paid-in capital	37,370,516	724,172	(724,172)a 1,359,821a 579,000c	39,309,337
Stock warrants	117,765	0		117,765
Other comprehensive loss	0	(124,094)	124,094a	0
Non-controlling interest	0	0	(418,289)a	(418,289)
Accumulated deficit	(35,962,517)	(12,000)		(35,974,517)
Total Stockholders’ Equity	1,595,727	929,532		3,105,259

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,663,189	$976,439		$3,219,628

See accompanying notes to the Pro Forma financial statements.

BRAZIL MINERALS, INC.

MINERAÇÃO DUAS BARRAS LTDA

PRO FORMA COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2012

	Brazil Minerals Inc. Year Ended December 31, 2012	Mineração Duas Barras Ltda. Year Ended December 31, 2012	Pro Forma Adjustments	Total

GROSS REVENUES	$0	$0		$0

OPERATING EXPENSES	152,655	12,000		164,655

LOSS FROM OPERATIONS	(152,655)	(12,000)		(164,655)

OTHER INCOME (EXPENSE)	0	0		0

LOSS BEFORE PROVISION FOR INCOME TAXES	(152,655)	(12,000)		(164,655)

PROVISION FOR INCOME TAXES	0	0		0

LOSS BEFORE NON-CONTROLLING INTEREST	(152,655)	(12,000)		(164,655)

LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	0	0	5,400a	5,400

NET LOSS	$(152,655)	$(12,000)		$(159,255)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	122,907,180	600,000		123,907,180

NET LOSS PER SHARE	$(0.00)	$(0.02)		$(0.00)

See accompanying notes to the Pro Forma adjustments.

BRAZIL MINERALS, INC.

MINERAÇÃO DUAS BARRAS LTDA

PRO FORMA COMBINED BALANCE SHEETS (UNAUDITED)

AS OF FEBRUARY 29, 2012 AND DECEMBER 31, 2011

ASSETS	Brazil Minerals Inc., February 29, 2012	Mineração Duas Barras Ltda. December 31, 2011	Pro Forma Adjustments	Total
Current Assets
Cash and cash equivalents	$21,488	$0		$21,488
Subscriptions receivable	0	321,708		321,708
Total Current Assets	21,488	321,708		343,196

Machinery and equipment	0	536,180		536,180
	0	536,180		536,180

Other Assets
Intangible assets	0	176,939	580,000c	756,939

TOTAL ASSETS	$21,488	$1,034,827		$1,636,315

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accrued expenses	$4,000	$0		$4,000
Total Current Liabilities	4,000	0		4,000

Total Liabilities	4,000	0		4,000

Stockholders’ Equity
Common stock	3,880	341,454	(341,454)a 1,000c	4,880
Additional paid-in capital	18,320	724,172	(724,172)a 1,500,499a 579,000c	2,097,819
Other comprehensive loss	0	(30,799)	30,799a	0
Non-controlling interest		0	(465,672)a	(465,672)
Accumulated deficit	(4,712)	0		(4,712)
Total Stockholders’ Equity	17,488	1,034,827		1,632,315

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$21,488	$1,034,827		$1,636,315

See accompanying notes to the Pro Forma adjustments.

BRAZIL MINERALS, INC.

MINERAÇÃO DUAS BARRAS LTDA

PRO FORMA COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE PERIOD FROM NOVEMBER 14, 2011 (INCEPTION) TO FEBRUARY 29, 2012

PERIOD FROM NOVEMBER 14, 2011 (INCEPTION) TO DECEMBER 31, 2011

	Brazil Minerals Inc. Period from December 15, 2011 (Date of Inception) to February 29, 2012	Mineração Duas Barras Ltda. Period from November 14, 2011 (Date of Inception) to December 31, 2011	Pro Forma Adjustments	Total

GROSS REVENUES	$0	$0		$0

OPERATING EXPENSES	4,712	0		4,712

LOSS FROM OPERATIONS	(4,712)	0		(4,712)

OTHER INCOME (EXPENSE)	0	0		0

LOSS BEFORE PROVISION FOR INCOME TAXES	(4,712)	0		(4,712)

PROVISION FOR INCOME TAXES	0	0		0

LOSS BEFORE NON-CONTROLLING INTEREST	(4,712)	0		(4,712)

LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	0	0		0

NET LOSS	$(4,712)	$0		$(4,712)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	63,694,920	600,000		64,694,920

NET LOSS PER SHARE	$(0.00)	$(0.00)		$(0.00)

See accompanying notes to the Pro Forma adjustments.

BRAZIL MINERALS, INC.

MINERAÇÃO DUAS BARRAS LTDA

NOTES TO THE PRO FORMA ADJUSTMENTS

a)      Elimination of Mineração Duas Barras Ltda. Equity and recording of 45% non-controlling interest.

b)      Exercise of option by Brazil Minerals, Inc. to acquire 20% interest in diamond production revenue from Brazil Mining, Inc.

c)      1,000,000 shares of Brazil Minerals, Inc. common stock issued to acquire 55% equity interest in Mineração Duas Barras Ltda.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAZIL MINERALS, INC.

Dated: May 14, 2013	By:	/s/ Marc Fogassa
Name: Marc Fogassa Title: Chief Executive Officer